EXHIBIT 3.1

                                                                          PAGE 1
                            CERTIFICATE OF FORMATION

                                       OF

                          RIDGEWOOD ENERGY T FUND, LLC

     1.   The name of the limited liability company is:

                          Ridgewood Energy T Fund, LLC

     2. The address of its registered office in the State of Delaware is Christiana Corporate Services, Inc., 1314 King Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Christiana Corporate Services, Inc.

     3. Pursuant to Section 18-215(b) of the Delaware Limited Liability Company Act, 6 Del. C. ss. 18-101 et seq., the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to a particular series of the Company, whether such series is now authorized and existing pursuant to the Limited Liability Company Agreement of the Company or is hereafter authorized and existing pursuant to the Limited Liability Company Agreement, shall be enforceable against the assets associated with that series thereof, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other series thereof shall be enforceable against the assets of the such series.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Ridgewood Energy T Fund, LLC this 12th day of April, 2006.



                                      By /s/ Kathleen P. McSherry
                                         ---------------------------------------
                                         Kathleen P. McSherry, Authorized Person

                                    Delaware                              PAGE 2
                                    --------
                                 The First State


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "RIDGEWOOD ENERGY T FUND, LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SIXTEENTH DAY OF JUNE, A.D. 2006.
     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE NOT BEEN ASSESSED TO DATE.



                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                         [SEAL]        Harriet Smith Windsor, Secretary of State

        4141555   8300                 AUTHENTICATION: 4833616
           060583948                             DATE: 06-16-06

                                    Delaware                              PAGE 3
                                    --------
                                 The First State


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RIDGEWOOD ENERGY T FUND, LLC", FILED IN THIS OFFICE ON THE TWELFTH DAY OF APRIL, A.D. 2006, AT 7:03 O'CLOCK P.M.




                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                         [SEAL]        Harriet Smith Windsor, Secretary of State

        4141555   8100                 AUTHENTICATION: 4665590
           060346070                             DATE: 04-13-06

                                                                          PAGE 4
                            CERTIFICATE OF FORMATION

                                       OF

                          RIDGEWOOD ENERGY T FUND, LLC

1.   The name of the limited liability company is:

                        Ridgewood Energy T Fund, LLC

2. The address of its registered office in the State of Delaware is Christiana Corporate Services, Inc., 1314 King Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Christiana Corporate Services, Inc.

3. Pursuant to Section 18-215(b) of the Delaware Limited Liability Company Act, 6 Del. C. ss. 18-101 et seq., the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to a particular series of the Company, whether such series is now authorized and existing pursuant to the Limited Liability Company Agreement of the Company or is hereafter authorized and existing pursuant to the Limited Liability Company Agreement, shall be enforceable against the assets associated with that series thereof, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other series thereof shall be enforceable against the assets of the such series.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Ridgewood Energy T Fund, LLC this 12th day of April, 2006.



                                         /s/ Kathleen McSherry
                                         ---------------------------------------
                                         Kathleen P. McSherry, Authorized Person

                                                          State of Delaware
                                                         Secretary of State
                                                     Division of Corporations
                                                   Delivered 07:08 PM 04/12/2006
                                                     FILED 07:03 PM 04/12/2006
                                                    SRV 060346070 - 4141555 FILE




                            CERTIFICATE OF FORMATION

                                       OF

                          RIDGEWOOD ENERGY T FUND, LLC

1.   The name of the limited liability company is:

                        Ridgewood Energy T Fund, LLC

2. The address of its registered office in the State of Delaware is Christiana Corporate Services, Inc., 1314 King Street, In the City of Wilmington, County of New Castle. The name of Its registered agent at such address is Christiana Corporate Services, inc.

3. Pursuant to Section 18-215(b) of the Delaware Limited Liability Company Act, 6 Del. C. ss. 18-101 of seq., the debts, liabilities, obligations and expenses Incurred by, contracted for or otherwise existing with respect to a particular serie of the Company, whether such series is now authorized and existing pursuant to the Limited Liability Company Agreement of the Company or is hereafter authorized and existing pursuant to the limited Liability Company Agreement, shall be enforceable against the assets associated with that series thereof, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other series thereof shall be enforceable against the assets of the such series.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Ridgewood Energy T Fund, LLC this 12th day of April, 2006.



                                         /s/ Kathleen McSherry
                                         ---------------------------------------
                                         Kathleen P. McSherry, Authorized Person

                                    Delaware                              PAGE 6
                                    --------
                                 The First State


     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RIDGEWOOD ENERGY T FUND, LLC", FILED IN THIS OFFICE ON THE TWELFTH DAY OF APRIL, A.D. 2006, AT 7:03 O'CLOCK P.M.




                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                         [SEAL]        Harriet Smith Windsor, Secretary of State

        4141555   8100                 AUTHENTICATION: 4665590
           060346070                             DATE: 04-13-06

                                                          State of Delaware
                                                         Secretary of State
                                                     Division of Corporations
                                                   Delivered 07:08 PM 04/12/2006
                                                     FILED 07:03 PM 04/12/2006
                                                    SRV 060346070 - 4141555 FILE




                            CERTIFICATE OF FORMATION

                                       OF

                          RIDGEWOOD ENERGY T FUND, LLC

1.   The name of the limited liability company is.

                        Ridgewood Energy T Fund, LLC

2. The address of its registered office in the State of Delaware Is Christiana Corporate Services, Inc., 1314 King Street. In the City of Wilmington, County of New Castle. The name of its registered agent at such address is Christiana Corporate Services, inc.

3. Pursuant to Section 18-215(b) of the Delaware Limited Liability Company Act, 6 Del. C. ss. 18-101 et seq., the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to a particular series of the Company, whether such series is now authorized and existing pursuant to the Limited liability Company Agreement of the Company or is hereafter authorized and existing pursuant to the limited Liability Company Agreement, shall be enforceable against the assets associated with that series thereof, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Company generally or any other series thereof shall be enforceable against the assets of the such series.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Ridgewood Energy T Fund, LLC this 12th day of April, 2006.



                                         /s/ Kathleen McSherry
                                         ---------------------------------------
                                         Kathleen P. McSherry, Authorized Person